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           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       NOVEMBER 1, 2008 -- APRIL 30, 2009

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
New York City    01/14/09       -     $  95.64  $  650,000,000  $1,000,000    0.15%       2.00%    Citigroup,      Citigroup
 Transitional                                                                                      Banc of
    Finance                                                                                        America
   Authority                                                                                       Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Ramirez
                                                                                                   & Co., Inc.,
                                                                                                   Jackson
                                                                                                   Securities
                                                                                                   Inc., Stifel
                                                                                                   Nicolaus,
                                                                                                   Barclays
                                                                                                   Capital, Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Morgan
                                                                                                   Stanley,
                                                                                                   Roosevelt and
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., DEPFA
                                                                                                   First Albany
                                                                                                   Securities
                                                                                                   LLC,
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
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Prager,
                                                                                                   Sealy & Co.,
                                                                                                   L.L.C.,
                                                                                                   Siebert,
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Southwest
                                                                                                   Securities

 New York City   02/19/09       -     $ 103.98  $  362,830,000  $1,500,000    0.56%       1.30%    Merrill Lynch   First Albany
   Municipal                                                                                       & Co., Banc of
 Water Finance                                                                                     America
  5.500% due                                                                                       Securities
   6/15/2040                                                                                       LLC, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co., Piper
                                                                                                   Jaffray,
                                                                                                   Incorporated,
                                                                                                   DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Barclays
                                                                                                   Capital, J.P.
                                                                                                   Morgan,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., Prager,
                                                                                                   Sealy & Co.,
                                                                                                   LLC, Roosevelt
                                                                                                   & Cross
                                                                                                   Incorporated,
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
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC,
                                                                                                   Citigroup,
                                                                                                   Loop Capital
                                                                                                   Markets LLC,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association,
                                                                                                   RBC Capital
                                                                                                   Mark

New York State   03/25/09       -     $  97.12  $  364,150,000  $1,500,000    0.41%       5.63%    Goldman, Sachs  Goldman Sachs
 Environmental                                                                                     & Co., Banc of
  Facilities                                                                                       America
  Corporation                                                                                      Securities
                                                                                                   LLC,
                                                                                                   Citigroup,
                                                                                                   DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Grisby &
                                                                                                   Associates
                                                                                                   Inc., J.P.
                                                                                                   Morgan,
                                                                                                   Lebenthal &
                                                                                                   Co., LLC, Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Raymond James
                                                                                                   & Associates,
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
                                                                                                   Inc., RBC
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Corporation,
                                                                                                   Rice
                                                                                                   Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Wachovia
                                                                                                   Bank,
                                                                                                   National
                                                                                                   Association
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